1 Exhibit 99.1 Investor Presentation May 2012

Forward Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Forward-looking information may be based on projections, predictions and estimates.
Some statements in this presentation may be forward-looking and use words like “may,” “may not,” “believes,” “do not believe,” “expects,” “do not expect,” “anticipates,” “do not anticipate,” “see,” “do not see,” or other similar expressions.
The actual results of future events described in any of these forward-looking statements could differ materially from those stated in the forward-looking statements. Important factors that could cause actual results to be materially different from those forward-looking statements include, among others: (1) the Company’s ability to meet its raw material requirements through its annual menhaden harvest, which is subject to fluctuations due to natural conditions over which the Company has no control, such as varying fish population, fish oil yields, adverse weather conditions, natural and other disasters and disease; (2) the impact of laws and regulations that may be enacted that may restrict the Company’s operations or the sale of the Company’s products; (3) the impact of worldwide supply and demand relationships on prices for the Company’s products; (4) the Company’s expectations regarding demand and pricing for its products proving to be incorrect; (5)
fluctuations in the Company’s quarterly operating results due to the seasonality of the Company’s business and its deferral of inventory sales based on worldwide prices for competing products; (6) the long-term effect of the Deepwater Horizon oil spill on the Company’s business, operations and fish catch; (7) the business, operations, potential or prospects for the
Company’s subsidiaries, Cyvex Nutrition, Inc. and InCon Processing, LLC, the dietary supplement market or the human health and wellness segment generally; and (8) the cost of compliance with existing and future government regulations.
Other factors are described in further detail in the Company’s filings with the Securities and Exchange Commission, including its reports on Form 10-K, Form 10-Q and Form 8-K.  Some of the information presented is derived from third-party sources.  While we believe this information to be reliable, we have made no independent investigation of these third-party sources or attempted to verify the veracity of the third-party data in any way.

Batavia, IL
Reedville, VA
St. Louis, MO
Irvine, CA
Abbeville, LA
Moss Point, MS
Houston, TX
Cameron, LA
Headquarters
West Coast Sales Office
Manufacturing Facility
Warehouse

Nutritional Ingredient Company
USA’s leading vertically integrated producer
of Omega-3 and fish meal products
5 manufacturing facilities & 40+ vessels
$235mm Revenues (‘11)
23.2% Gross Margin (‘11)
NYSE: OME; Russell 3000 member
Key Facts
Animal Human Plant
Nutritional Market Segments
Dietary
Supplement
Ingredients
2011 Revenues
Fish Oil Fish Oil
Fish Meal
Fish
Solubles
Products
Protein
Lipids
Other
Protein
71%
Lipids
23%
Other
6%
Company Overview

SMART BALANCE

SKRETTING

vitacost.com

NBTY INC.

Good For Life
IAMS

ADM

Shaklee

LAND O LAKES

EWOS®

Nestlé PURINA
Unleash Your Potential

CINDY'S KITCHEN
ALL NATURAL

Cargill

Veterinarian Recommended
Hill's SCIENCE DIET

SWANSON
Health Products
swansonvitamins.com

CAPSUGEL®

Del Monte
Quality

ACCESS
BUSINESS GROUP

BioMar

RIDLEY FEED INGREDIENTS™

vitamex
safe & innovative nutrition

LifeExtension®
For Longer Life®

OMEGA PROTEIN

Blue Chip Customer Base 4

RUSSIA
CANADA
UNITED
KAZAKHSTAN
ALGERIA
LIBYA
EGYPT
IRAN
MALI
NIGER
CHAD
SUDAN
INDIA
BRAZIL
SOUTH ATLANTIC OCEAN
INDIAN OCEAN
AUSTRALIA

OMEGA PROTEIN

Global Distribution Network 5 Source: Omega Protein Canada = 6% U.S. = 34% Latin America = 2% Europe = 12% Asia = 46% 2011 exports= 66% of sales Percent of Sales

Animal Nutrition

People (billions)

U.S. Dollar

Million Metric Tons

Million Metric Tons

OMEGA PROTEIN

Growing Demand for Animal Nutrition
5.3 6.1 6.8
3.0
4.0
5.0
6.0
7.0
1990 2000 2010
World Population
$1,500 $2,000 $6,200
$-
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
1990 2000 2010
40
50
60
70
80
90
100
110
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
World Pigmeat Production
0
50
100
150
1990 2000 2010 2020e
Fish Consumption & Sourcing
Wild Aquaculture
Increasing Populations &
Standards of Living
Increasing Demand for
Pork and Aquaculture
Source:  World Population- World Bank, 2011. http://search.worldbank.org/data?qterm=population&language=EN&format=html;
Standards of Living- World Bank, 2011 http://data.worldbank.org/indicator/NY.GDP.PCAP.CD ;  World Pigmeat and Fish Consumption- OECD-FAO Agricultural Outlook 2011-2020,
http://stats.oecd.org/OECDStat_Metadata/ShowMetadata.ashx?Dataset=HIGH_AGLINK_2011&ShowOnWeb=true&Lang=en
Developing Countries GDP per Capita

Thousand Metric Ton

Thousand Metric Ton

OMEGA PROTEIN

Supply not Keeping Pace with Demand
Global Fish Meal Production
Supply is Flat
$324
$373
$462
$488
$536
$559
$648
$778
$943
$801
$1,027
$979
$0
$200
$400
$600
$800
$1,000
$1,200
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Omega Protein Revenue per Ton* (U.S. Dollars)
Source:  “Yearbook of Statistics 2011”, IFFO * Excludes human revenues.
Rising Demand + Flat
Supply = Rising Prices
6,226
5,868
5,092
5,052
4,972
4,775
4,134
5,207
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
2004 2005 2006 2007 2008 2009 2010 2011
1,129
988
983
1,061
1,056
1,031
889
1,072
0
200
400
600
800
1,000
1,200
2004 2005 2006 2007 2008 2009 2010 2011
Global Fish Oil Production

Animal Nutrition: Fish Meal
2011 End Use Of Fish Meal
Description
Protein ingredient for
animal feed
Considered a premium
protein source due to
digestibility and amino
acid profile
Customers
Aquaculture
Livestock
(primarily pigs)
Drivers
Aquaculture
43%
Dairy
6%
Pet
13%
Swine
37%
Other
1%
Growing demand for
seafood and pork
Global supply of fish meal
Price of alternate
proteins

Animal Nutrition: Fish Oil
Description
Fat components of an
animal’s diet
Source of Omega-3s
Customers
Aquaculture is the
largest market
(primarily for salmon feed)
Drivers
Increasing demand for
seafood
Global supply of fish oil &
other cost-effective
Omega-3s
2011 End Usage of OME Fish Oil
Aquaculture
75%
Beef
6%
Industrial
1%
Pet
16%
Other
2%

Human Nutrition

USA Elderly Population (65 & over)
Population (millions)
80
70
60
50
40
30
20
10
0
29.8
35.0
40.2
54.8
72.1
1990
2000
2010
2020
2030

Global Nutrition Industry Sales
Billion U.S. Dollar
$400
$350
$300
$250
$200
$150
$100
$50
$0
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11e
'12e

Source: U.S. Census Bureau, Robert W. Baird & Co.. 12 Growing Demand for Human Nutrition Growing populations Increasing standards of living Aging Rising health care costs Key Trends

$35
$30
$25
$20
$15
$10
$5
$0
Billion U.S. Dollar
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11e
'12e

OMEGA PROTEIN

Human Nutrition: Nutraceuticals
Diverse set of dietary
supplement ingredients
Categories include
antioxidants, anti-aging,
cognitive health
Supplement
Manufacturers
Contract Manufacturers
Functional Food Markets
Interest in preventative
health
Focus on diet & nutrition
Awareness of nutritional
product benefits
Source: Nutrition Business Journal
Description
Customers Drivers
U.S. Supplement Sales

OmegaActiv

US$ Millions
$2,000
$1,500
$1,000
$500
$0
1,291
1,660
2008
2010

OmegaPure

OMEGA PROTEIN

Human Nutrition: Fish Oil
Fish oil for dietary
supplements &
functional foods
Available in a variety of
specifications
Supplement
Manufacturers
Contract Manufacturers
Interest in preventative
health
Focus on diet & nutrition
Awareness of nutritional
product benefits
Source: “2010 Strategic Analysis of the Global EPA & DHA Omega-3 Ingredients Market.” Frost & Sullivan. January 2011
Global Omega-3 Ingredient Sales
Description
Customers Drivers

FRIEND OF THE SEA
OMEGA PROTEIN®
INCON PROCESSING, LLC
CYVEX NUTRITION

OmegaActiv MADE IN USA OmegaActiv

OMEGA PROTEIN®

Uniquely Positioned in Omega-3 Supplements

Sustainable Fishery
49 vessels &
34 spotter planes
4 Manufacturing
Facilities
Refinery and
Molecular Distillation
Sales and Distribution:
Top Manufacturers
•
Traceable supply provides additional quality assurance – USA’s only vertically integrated supplier, and one of only a few in the world
•
Well-positioned to provide long-term supply arrangements
•
Ability to make “Made in the USA” marketing claims
Omega Protein’s Value Proposition
Vertically Integrated: From Catch to Market
Acquired 2011 Acquired 2010 Legacy Business

Growth & Financial Growth & Financial

Growth Initiatives
Strategic growth around existing core platform
Additional
Product
Lines
for existing
products
New customers
in existing
markets
Leverage
Customer
Relationships
Research &
Development
Production process
innovation &
efficiencies
• Improve
benefits of
end products
• Develop novel
new products
OME CORE
Knowledge of animal
and human nutrition
Expertise in proteins
& lipids
Distribution channels
& customer
relationships
New markets

$250
$200
$150
$100
$50
$0
$US million
$157
$177
$165
$168
$235
2007
2008
2009
2010
2011

$60
$50
$40
$30
$20
$10
$0
$US million
35%
30%
25%
20%
15%
10%
5%
0%
Gross Margin
22%
24%
5%
29%
23%
$35
$43
$8
$49
$55
2007
2008
2009
2010
2011
Gross Profit
Gross Margin

$50
$40
$30
$20
$10
$0
$US million
30%
25%
20%
15%
10%
5%
0%
EBITDA Margin
19%
21%
4%
28%
19%
$30
$38
$7
$46
$45#
2007
2008
2009
2010
2011
EBITDA
EBITDA Margin

OMEGA PROTEIN

Income Statement Financial Highlights

Source:  Omega Protein
* See Appendix 1 for a reconciliation for EBITDA to net income
# Excludes $26mm settlement related to Gulf of Mexico oil spill.
•
Strong industry fundamentals yield
healthy margins over time
•
Seasonal factors can create short-
term volatility
•
Strong cash flow generation
Gross Margin 2007-2011
Revenue 2007-2011
EBITDA 2007-2011*

$US million
$60
$50
$40
$30
$20
$10
$0
$19
$14
$2
$20
$51
2007
2008
2009
2010
2011

$US million
$70
$60
$50
$40
$30
$20
$10
$0
4.0x
2.2x
1.6x
0.7x
0.7x
$65
$61
$28
$35
$31
2007
2008
2009
2010
2011
4.5x
4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
Debt/EBITDA
Debt
Debt/EBITDA

OMEGA PROTEIN

Balance Sheet Highlights

Source:  Omega Protein
•
Strong balance sheet and ample
liquidity provide financial flexibility
•
Solid free cash flows generate
rising cash balances
Debt Balance 2007-2011
Cash Balance 2007-2011

OME Investment Summary

Pure play on omega-3 fatty acids and high quality protein
ingredients
Benefits from increasing demand for nutritional ingredients
and stable global supply of fish meal and fish oil
Vertically integrated operations with significant barriers to entry
Human nutrition-driven growth from expanded product
offerings  and prudent acquisitions
Strong balance sheet with focus on creating shareholder
value

Appendix I

2007 2008 2009 2010 2011
Net Income (loss) 12 13 (6) 18 34
Reconciling items:
Interest expense 5 4 4 2 2
Income tax provision (benefit) 7 7 (3) 10 18
Depreciation and amortization 13 13 13 15 16
Debt refinancing costs 3 - - - -
Net loss on disposal of assets - 1 1 1 2
GCCF, 2008 and 2005
hurricane settlements
(10) - (2) - (27)
Adjusted EBITDA 30 38 7 46 45
The following table provides a reconciliation of Adjusted EBITDA*, a non-GAAP (Generally Accepted Accounting
Principles) financial measure, to net income, the most directly comparable financial measure calculated and presented in accordance with GAAP, for fiscal years ended December 31, 2007, 2008, 2009, 2010 and 2011:

Appendix I

*Adjusted EBITDA represents net income before interest expense, income tax, depreciation and amortization, debt financing costs, net loss on disposal of assets, and the GCCF and 2008 and 2005 hurricane litigation settlements. The Company has reported Adjusted EBITDA because it believes Adjusted EBITDA is a measure commonly reported and widely used by investors as an indicator of a company's operating performance.
The Company believes Adjusted EBITDA assists such investors in comparing a company's performance on a consistent basis. Adjusted EBITDA is not a calculation based on GAAP and should not be considered an alternative to net income in measuring our performance or used as an exclusive measure of cash flow because it does not consider the impact of working capital growth, capital expenditures, debt principal reductions and other sources and uses of cash which are disclosed in our consolidated statements of cash flows. Investors should carefully consider the specific items included in our computation of Adjusted EBITDA. While Adjusted EBITDA has been disclosed herein to permit a more complete comparative analysis of our operating performance relative to other companies, investors should be cautioned that Adjusted EBITDA as reported by us may not be comparable in all instances to Adjusted EBITDA as reported by other companies. Adjusted EBITDA amounts may not be fully available for management's discretionary use, due to certain requirements to conserve funds for capital expenditures, debt service and other commitments, and therefore management relies primarily on our GAAP results. Adjusted EBITDA is not intended to represent net income as defined by GAAP and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by GAAP in the United States.